October 24, 2025

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders, and other information about the Fund online at https://graniteshares.com. You can also get this information at no cost by calling (844) 476 8747 or by sending an email request to info@graniteshares.com.

The Fund’s prospectus and statement of additional information, both dated October 24, 2025, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

TICKER: COMB Date: October 24, 2025

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF – Summary

Investment Objective

The GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF (the “Fund”) seeks to provide long-term capital appreciation, primarily through exposure to commodity futures markets.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses(1)	0.25%

(1)	The investment advisory agreement (the “Advisory Agreement”) between the Fund and GraniteShares Advisors LLC (“GraniteShares” or the “Adviser”) provides that, for the duration of the Advisory Agreement, GraniteShares will pay all operating expenses of the Fund, except for the Management Fee, payments made under the Fund’s 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

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Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide long-term capital appreciation, primarily through exposure to commodity futures markets. The Fund’s investment strategy is based in part on the Bloomberg Commodity Index (the “COMB Benchmark”), which is designed to be a highly liquid and broad benchmark for commodities futures investments. The COMB Benchmark provides broad-based exposure to commodities as an asset class, since no single commodity or commodity sector dominates the COMB Benchmark. The weightings of the components of the COMB Benchmark are based on (1) liquidity data, which is the relative amount of trading activity of a particular commodity; (2) production data, which measures the importance of a commodity to the world economy; and (3) diversification rules that attempt to reduce disproportionate weightings of any single commodity. Rather than being driven by micro-economic events affecting one commodity market or sector, the COMB Benchmark is comprised of futures contracts on a broad basket of underlying commodities, which potentially reduces volatility in comparison with narrower commodity baskets.

Currently, the COMB Benchmark consists of 24 commodities futures contracts with respect to 22 commodities: aluminum, coffee, copper, corn, cotton, crude oil (West Texas Intermediate (WTI) and Brent crude oil futures), gold, Ultra-Low Sulphur (ULS) Diesel, lead, lean hogs, live cattle, low sulfur gas oil, natural gas, nickel, silver, soybean meal, soybean oil, soybeans, sugar, unleaded gas, wheat (Chicago Soft Red Winter (SRW) and Kansas City Hard Red Winter (HRW) wheat futures), and zinc. The COMB Benchmark reflects the return from these commodity futures contracts.

While the Fund generally will seek exposure to the commodity futures markets included in the COMB Benchmark, the Fund is not an index tracking ETF and will seek to enhance its performance, in part through a cash management strategy consisting of investments in investment grade fixed income securities issued by various U.S. public-sector or corporate entities (collectively, “Fixed Income Securities”). The Adviser will use Fixed Income Securities to generate a total return for investors and exercise its discretion in the use of such instruments to seek to optimize the investment performance of the Fund. In addition, the Fund at times may actively select investments with differing maturities from the underlying components of the COMB Benchmark, may not invest in all of the COMB Benchmark’s components or in the same proportion as the COMB Benchmark, may invest in commodity-linked derivative instruments and other commodity-linked instruments outside the COMB Benchmark, and may emphasize certain commodity sectors more than others.

The Fund is called “No K-1” because it is designed to operate differently than commodity-based exchange traded funds that distribute a “Schedule K-1” to shareholders. Schedule K-1 is a tax document that contains information regarding a fund’s income and expenses. Schedule K-1 is a complex form and shareholders may find that preparing tax returns requires additional time or the assistance of a professional tax adviser, at additional expense to the shareholder. In contrast, the Fund is designed to be taxed like a conventional mutual fund and therefore will deliver a Form 1099 to investors, from which income, gains, and losses can be reported on the investor’s tax return. To deliver Form 1099 consistent with applicable tax law, the Fund currently invests in an underlying subsidiary, as discussed below.

The Fund currently gains exposure to the commodity futures markets by investing in commodity futures contracts (“Commodity Futures”). The Fund does not expect to invest directly in Commodity Futures. The Fund gains exposure to these investments by investing a portion of its assets in the GraniteShares COMB Cayman Limited, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser, and the Adviser complies with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), relating to advisory contracts. Unlike the Fund, the Subsidiary is not an investment company registered under the 1940 Act. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity futures markets consistent with current U.S. federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodity Futures. The Subsidiary has the same investment objective and will follow the same general investment policies and restrictions as the Fund. The Fund will invest up to 25% of its total assets in the Subsidiary. The Fund complies with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis with the Subsidiary. Except as otherwise noted, references to the Fund’s investment strategies and risks include those of the Subsidiary.

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The Fund’s principal investments are described below.

Commodity-linked derivative instruments. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. A commodity-linked instrument is a financial instrument whose value is linked to the price movement of an underlying commodity or commodity index. The value of commodity-linked instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

●	Commodity Futures: The Fund currently gains exposure to the commodity futures markets by investing in Commodity Futures through the Subsidiary. A Commodity Futures is a standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of underlying commodity at a specified time and place or, alternatively, may call for cash settlement.

●	Swap Agreements: Commodity-linked swap agreements (“Commodity Swaps” or “Swaps”) are contractual agreements whereby the cash flows agreed upon between the parties to the agreement are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The Fund may enter into certain Commodity Swaps in the “over the counter” (“OTC”) market, that is, by negotiating directly with a third party called a “counterparty.” Other Commodity Swaps are cleared through a central counterparty and executed through a futures commission merchant. The Fund will invest in cleared Commodity Swaps through the Subsidiary and OTC Swaps directly or through the Subsidiary. The Fund may invest in Commodity Swaps as its assets grow.

Other commodity-linked instruments. The Fund may invest in other instruments whose value goes up or down based on price movements of underlying physical commodities, such as commodity-linked notes, exchange-traded products providing exposure to commodities (including exchange-traded notes (“ETNs”) and other ETFs) and other investment companies. An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is based on the value of an index, commodity, interest rate or other objectively determined reference. A commodity-linked note is an instrument that has characteristics of both a debt security and a commodity-linked derivative instrument. It typically makes interest payments like a debt security, and at maturity, the principal payment is linked to the price movement of a commodity, commodity index, or Commodity Futures contract.

Fixed Income Securities. The Fund will invest in Fixed Income Securities. The Fixed Income Securities in which the Fund may invest include U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances, commercial paper and other short-term fixed income securities with maturities of up to two years. The Fund’s Fixed Income Securities earn interest income for the Fund and can be used as collateral (also referred to as “margin”) for the Fund’s investments in Commodity Futures. The Fund does not target a specific duration or maturity for the Fixed Income Securities in which it invests. The average duration of the portfolio of Fixed Income Securities will vary based on interest rates.

Concentration Policy

The Fund may not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries. This restriction will not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

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Principal Risks of Investing in the Fund

You Could Lose Money by Investing in the Fund.

Principal risk factors for the Fund are discussed below. The Fund may be subject to other risks in addition to those identified as principal risks. Loss of money is a risk of investing in the Fund. The investment program of the Fund is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds and ETFs. There can be no assurance that the investment objective of the Fund will be achieved. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Agricultural Sector Investment Risk

The performance of the Fund in part is linked to the daily performance of the spot price of certain agricultural commodities, including soybeans, corn, soybean meal, soybean oil, wheat, coffee, sugar, cocoa and cotton. Investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of, and demand of, each agricultural commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would materially affect an investment in the Fund if it held or had exposure to that commodity.

Authorized Participant Concentration Risk

Only an authorized participant that has entered into an agreement with the Fund’s distributor (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund may have a limited number of Authorized Participants. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Shares may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting.

Cash Transaction Risk

Creation and redemption transactions are expected to generally settle through payments of cash and/or Fixed Income Securities, which will cause the Fund to incur certain costs, such as brokerage costs, that it would not incur if it made in-kind redemptions. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests. Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the securities or commodities markets are relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, will be passed on to redeemers of creation units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs (for example, those that track an index of corporate equity securities). In addition, an investment in the Fund’s Shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Clearing Broker Risk

The failure or bankruptcy of the Fund’s clearing broker could result in a substantial loss of Fund assets. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing broker maintains customers’ assets in a bulk-segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.

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Commodity and Commodity-Linked Derivative Risk

Commodities. The Fund’s exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as Commodity Futures, Commodity Swaps, as well as other commodity-linked instruments, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; currency exchange rate fluctuations; and monetary and other governmental policies, action and inaction.

Commodity-Linked Derivative Instruments. The use of commodity-linked derivative instruments by the Fund involves risks that are different from, and in many cases greater than, the risk associated with investing in other financial instruments. The value of a commodity-linked derivative instrument generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. The commodities-linked derivative instruments in which the Fund invests tend to be more volatile than many other types of financial instruments and may subject the Fund to special risks that do not apply to all derivatives transactions. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price. The Fund’s ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Commodity Futures. Risks of Commodity Futures include: (i) an imperfect correlation between the value of the futures contract and the underlying commodity or commodity index; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; and (v) an obligation for the Fund to make daily cash payments to maintain its required collateral, or margin, particularly at times when the Fund may have insufficient cash or must sell securities to meet those margin requirements. Although the counterparty to an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with a clearing organization as well as any gains owed but not paid to the Fund, if the clearing organization becomes insolvent or otherwise fails to perform its obligations.

Commodity Swaps. If a counterparty to a Commodity Swap agreement becomes bankrupt or otherwise fails to perform its obligations under the Commodity Swap due to financial difficulties, the Fund could suffer losses. Central clearing is designed to reduce counterparty credit risk compared to uncleared Commodity Swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. Credit risk of cleared Commodity Swap participants is concentrated in a few clearinghouses and the consequences of insolvency of a clearinghouse are not clear. Under certain market conditions, the Fund may invest in a single Commodity Swap, and a bankruptcy or other performance failure by the counterparty to the Commodity Swap could cause the Fund to lose the assets held by the swap provider. Commodity Swaps are subject to pricing risk (i.e., Commodity Swaps may be hard to value) and may be considered illiquid.

Commodity-Linked Note Risk

Commodity-linked notes have characteristics of both a debt security and a derivative. Typically, they are issued by a bank at a specified face value and pay a fixed or floating rate linked to the performance of an underlying asset, such as commodity indices, particular commodities or commodity futures contracts. As such, the Fund faces the economic risk of movements in commodity prices by investing in such notes. These notes also are subject to credit, market and interest rate risks that in general affect the values of debt securities.

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Commodity Pool Risk

Under regulations promulgated by the CFTC, the Fund and the Subsidiary are considered commodity pools, and therefore are subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”), and it will manage the Fund and the Subsidiary in accordance with applicable CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO subjects the registrant to additional laws, regulations and enforcement policies, all of which may affect the operations of the Fund. Additionally, the Subsidiary’s positions in Commodity Futures may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Credit Risk

Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due.

Cyber Security Risk

Failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund’s other service providers, market makers, Authorized Participants, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Energy Sector Investment Risk

The performance of the Fund in part is linked to the daily performance of the spot price of certain energy-related commodities, including WTI crude oil, Brent Crude Oil, gas oil, heating oil, low sulfur gas oil, RBOB gasoline, ULS diesel and natural gas. The market values of such commodities are strongly affected by the supply of, and demand for, those commodities, as well as, among other factors, capital expenditures on exploration and production, energy conservation efforts, domestic and foreign government regulation and subsidization, international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation, tariffs, world events, technological advances and general economic conditions. Therefore, energy commodities are subject to swift price fluctuations, and investments in such commodities can be cyclical and/or highly volatile. Additionally, significant declines in the price of oil may contribute to significant market volatility, which may materially impact the Fund’s performance. For example, in the spring of 2020, oil and natural gas prices collapsed amid the COVID-19 pandemic and the economic slowdown. OPEC and its allies agreed to historic production cuts to stabilize prices, but prices dropped to 20-year lows and certain futures contract prices became negative for a short period of time. This development demonstrates that the oil market, and the energy sector more broadly, may be subject to particularly severe market swings.

Exchange-Traded Note Risk

ETNs are senior, unsecured, unsubordinated debt securities of an issuer that are listed and traded on a U.S. stock exchange. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs have a maturity date and generally are backed only by the creditworthiness of the issuer. As a result, ETNs are subject to credit risk, which is the risk that the issuer cannot pay interest or repay principal when it is due. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.

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Fixed Income Securities Risk

The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

●	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.

●	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.

●	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

●	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.

●	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

●	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Gap Risk

The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between. Usually such movements occur when there are adverse news announcements while commodity markets are closed, which can cause the price of a commodity to drop substantially from the previous day’s closing price.

Increased Competition Risk

The Adviser believes that there has been, over time, a general increase in interest in commodity investing. As the Adviser’s assets under management invested directly or indirectly in the commodities markets increases, an increasing number of traders may attempt to initiate or liquidate substantial positions at or about the same time as the Adviser, or otherwise alter historical trading patterns or affect the execution of trades, to the detriment of the Fund.

Index-Related Risk

Errors in COMB Benchmark data, COMB Benchmark computations and/or the construction of the COMB Benchmark in accordance with its methodology may occur from time to time and may not be identified and corrected by Bloomberg Finance L.P., the index provider, for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund rebalances its portfolio in accordance with the COMB Benchmark, and, therefore, any changes to the COMB Benchmark’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

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Investment Company Risk

An investment in other investment companies (including other ETFs) is subject to the risks associated with those investment companies, which include, but are not limited to, the risk that such fund’s investment strategy may not produce the intended results; the risk that securities in such fund may underperform in comparison to the general securities markets or other asset classes; and the risk that the fund will be concentrated in a particular issuer, market, industry or sector, and therefore will be especially susceptible to loss due to adverse occurrences affecting that issuer, market, industry or sector. Moreover, the Fund will incur duplicative expenses from such investments, bearing its share of that underlying fund’s expenses while also paying its own advisory and administrative fees.

Leverage Risk

While the Fund does not seek leveraged returns, the Fund’s use of certain derivatives may create investment leverage. This means that the derivative position may provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivative. As a result, these derivatives may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund.

Liquidity Risk

The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value, especially in changing or volatile markets. In addition, a lack of liquidity in the market for the Shares may lead to differences between the market price of the Fund’s Shares and their underlying value.

A potential rise in interest rates may result in periods of volatility and reduced liquidity with respect to the Fund’s investments in Fixed Income Securities. A reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.

Management Risk

The Fund is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Adviser applies investment techniques and risk analyses in making investment decisions for the Fund. There can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Market Risk

The Fund’s holdings are subject to market fluctuations. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events may adversely impact the value of the Fund’s investments and/or result in increased premiums or discounts to the Fund’s NAV.

Metals Sector Investment Risk

The performance of the Fund in part is linked to the daily performance of the spot price of certain industrial and precious metals, including aluminum, copper, nickel, zinc, gold and silver. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would materially impact the Fund’s performance.

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Non-Diversification Risk.

The Fund’s portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Operational Risk

The Fund is exposed to various operational risks, including human error, information technology failures and failure to comply with formal procedures intended to mitigate these risks, and is particularly dependent on electronic means of communicating, record-keeping and otherwise conducting business.

Portfolio Turnover Risk

The Fund may engage in frequent trading of derivatives. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Regulatory Risk

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Roll Yield Risk

As the futures contracts held by the Fund near expiration, they may be replaced by contracts that have a later expiration. During situations where the cost of futures contracts for delivery on dates further in the future is higher than those for delivery closer in time, the Fund may experience losses.

Secondary Market Trading Risk

An investment in the Fund faces risks from its Shares being traded in the secondary market, including the potential lack of an active market for Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of Shares. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to the Fund’s NAV.

Trading Issues. Although the Fund’s Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all.

In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares and in executing purchase or redemption orders. This could lead to variances between the market price of the Fund’s Shares and their underlying value.

Fluctuation of NAV. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s portfolio holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange. The market price of Shares may deviate from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Shares bought or sold. This may be reflected as a spread between the bid and ask prices for Shares quoted during a trading day or a premium or discount in the closing price of Shares from the Fund’s NAV. It cannot be predicted whether the Fund’s Shares will trade below, at or above their NAV.

Costs of Buying or Selling Shares. Investors buying or selling the Fund’s Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by each broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

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Subsidiary Investment Risk

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act; therefore, the Fund will not receive all of the protections offered to shareholders of registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.

Tax Risk

In order to qualify for the favorable U.S. federal income tax treatment accorded to a RIC, the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. The Fund intends to hold certain commodity-related investments indirectly, through its Subsidiary. The Fund expects its income with respect to the Subsidiary will be qualifying income. However, there is a risk that the Internal Revenue Service (“IRS”) could issue regulations or other guidance holding, or could assert, that the Fund’s income with respect to the Subsidiary is not qualifying income for purposes of the Fund remaining qualified as a RIC. In such circumstances, the Fund may fail to qualify as a RIC or be required to make changes to its operations, which may affect the Fund’s ability to gain investment exposure to commodities. Fund shareholders may also experience adverse tax consequences in such circumstances. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s total assets are invested in the Subsidiary to comply with the asset diversification test for qualifying as a RIC as described in more detail in the Statement of Additional Information.

U.S. Government Securities Risk

Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Valuation Risk

During periods of reduced market liquidity or readily available market quotations, the Fund’s ability to obtain reliable, objective pricing data and to value its holdings becomes more difficult. Consequently, while valuation determinations made by the Adviser (using fair value procedures adopted by the Board of Trustees of the GraniteShares ETF Trust) may be done in good faith, it may be difficult for the Fund to accurately assign a daily value to its holdings.

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Performance

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year. The table illustrates how the Fund’s average annual total returns for 1-year, 5-year, and since inception periods compared with those of a broad measure of commodity market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance is also available on the Fund’s website at www.graniteshares.com or by calling the Fund toll free at 844-476-8747.

Annual Total Returns as of December 31
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
26.82%
15.18%
4.97%
-3.38%
-8.39%
2020
2021
2022
2023
2024

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 25.41% (quarter ended March 31, 2022) and the Fund’s lowest quarterly return was 23.25% (quarter ended March 31, 2020). The calendar year-to-date total return of the Fund as of September 30, 2025 was 8.98%.

Average Annual Total Returns for the Periods Ended December 31, 2024

	1 Year	5 Years	Since Inception (05/19/2015)
Return Before Taxes	4.97%	6.30%	4.00%
Return After Taxes on Distributions	3.93%	2.29%	1.27%
Return After Taxes on Distributions and Sale of Fund Shares	2.94%	3.22%	1.96%
Bloomberg Commodity Index (reflects no deduction for fees, expenses or taxes)	5.38%	6.77%	4.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.

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Portfolio Management

Investment Adviser: GraniteShares Advisors LLC

Portfolio Managers: Jeff Klearman has been a portfolio manager of the Fund since June 2017. Ryan Dofflemeyer has been portfolio manager since September 2024. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information

The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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